SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 23, 1997



                               INTEGON CORPORATION
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               (Exact name of registrant as specified in charter)



State of Delaware                  001-10997                  13-3559471
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      (State or other             (Commission                (IRS Employer
      jurisdiction of             File Number)               Identification No.)
      incorporation)



500 West Fifth Street, Winston-Salem, NC                           27152
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      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (910) 770-2000



                                 Not Applicable
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          (Former name or former address, if changed since last report)








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                                                                               2





Item 5.     Other Events.
            ------------

            On June 23, 1997, Integon Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with General Motors Acceptance Corporation, a New York corporation ("GMAC"), pursuant to which a wholly-owned direct or indirect subsidiary of GMAC to be incorporated in Delaware on or before July 3, 1997 (the "Merger Sub") will merge (the "Merger") with and into the Company with the Company as the surviving corporation (the "Surviving Corporation"). As a result of the Merger, (i) all outstanding shares of the Company's common stock, par value $.01 per share (the "Company Common Stock"), will be converted into the right to receive an amount of cash equal to $26.00 per share, (ii) each outstanding share of $3.875 Convertible Preferred Stock, par value $.01 per share (the "Company Convertible Preferred Stock"), will entitle its holder to convert such share into an amount of cash equal to (x) $26.00 per share multiplied by
            (y) the number of shares of Company Common Stock into which the shares of Company Convertible Preferred Stock held by such holder would have been convertible immediately prior to the Effective Time (as defined in the Merger Agreement), at the conversion price set forth in the Certificate of Designation for the Company Convertible Preferred Stock, (iii) each option outstanding under the Integon Corporation 1992 Stock Option Plan will become fully vested at the Effective Time by action of the Compensation and Personnel Committee of the Company and will entitle its holder to receive in settlement and cancellation of such option, an amount of cash equal to (x) the excess of $26.00 over the exercise price of such option, multiplied by (y) the number of shares of Company Common Stock covered by such option, and (iv) each option outstanding under the Integon Corporation Amended and Restated Omnibus Long-Term Performance Incentive Compensation Plan (the "Omnibus Plan") will become automatically exercisable at the Effective Time and will entitle its holder to receive in settlement and cancellation of such option, an amount of cash equal to (x) the excess of the greater of $26.00 or the Change In Control Price (as defined in the Omnibus Plan) over the exercise price of such option, multiplied by (y) the number of shares of Company Common Stock covered by such option.

            On and after the Effective Time, GMAC will and will cause the Surviving Corporation to honor, in accordance with their terms, the Indentures relating to the outstanding 8% Senior Notes due 1999 and the 9 1/2% Senior Notes due 2001 of the Company and the 10 3/4% Capital Securities issued by Integon Capital I, a business trust.







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                                                                               3




            The Surviving Corporation will redeem all outstanding shares of Company Convertible Preferred Stock that have not been converted and remain outstanding after the Effective Time.

            Prior to its execution, the Merger Agreement was approved by the respective boards of the Company, GMAC and General Motors Corporation, the parent of GMAC.

            The Merger is conditioned upon, among other things, approval by holders of a majority of the Company Common Stock, receipt of certain regulatory and governmental approvals, and the representations and warranties made by the Company being true and correct as of the closing except where the failure of such representations and warranties to be true and correct as of the closing did not, individually or in the aggregate, result in a material adverse effect on the business, operations, assets, properties, liabilities, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

            The Company has agreed not to solicit any other acquisition proposals. However, it may respond to unsolicited requests for information, and negotiate with other persons, with respect to an acquisition proposal, but only if such other person has submitted a written proposal and the Board of Directors of the Company has determined in its good faith judgment, based as to legal matters on the written advice of counsel, that failing to take such action would constitute a breach of fiduciary duty. The Company may terminate the Merger Agreement to accept such other acquisition proposal after notifying GMAC of its intention to do so. GMAC has a right of first refusal, exercisable within two business days, to acquire the Company on substantially the same economic terms as such other acquisition proposal. If the right is not exercised and the Merger Agreement is terminated, the Company must pay GMAC a break-up fee of $15,000,000.

            The Merger Agreement is attached as Exhibit 2 hereto and is incorporated herein by reference.

            In connection with the Merger Agreement, the Company amended its Rights Agreement (the "Rights Agreement"), dated as of January 22, 1997, with First Chicago Trust Company of New York (the "Rights Agent") by entering into an Amendment to Rights Agreement (the "Amendment"), dated as of June 23, 1997, with the Rights Agent. The Amendment provides that none of (a) the execution or delivery of the Merger Agreement by the Company and GMAC, (b) GMAC or Merger Sub, or any Affiliate or Associate of GMAC or Merger Sub, becoming a Beneficial Owner (as defined in the Rights Agreement) of Company Common Stock pursuant to the Merger Agreement or (c)






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                                                                               4




            the consummation of the Merger or other transactions contemplated in the Merger Agreement shall (i) cause GMAC or the Merger Sub, or any Affiliate or Associate of GMAC or Merger Sub, to become an Acquiring Person (as defined in the Rights Agreement), (ii) cause a Distribution Date (as defined in the Rights Agreement) to occur in accordance with the terms of the Rights Agreement or (iii) be deemed a Section 13 Event (as defined in the Rights Agreement). The Amendment also provides that the Expiration Date (as defined in the Rights Agreement) shall occur at or prior to the earliest to occur of (i) the Close of Business on January 22, 2007, (ii) the time at which the Rights (as defined in the Rights Agreement) are redeemed as provided in Section 24 thereof, (iii) the time at which such Rights are exchanged as provided in Section 24 thereof or (iv) the Effective Time (which is the closing of the Merger Agreement). A copy of the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.








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                                                                               5





Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)         Exhibits:


     Exhibit Number
(Referenced to Item 601
   of Regulation S-K)                  Description of Exhibit
   ------------------                  ----------------------

          2 Agreement and Plan of Merger dated as of June 23, 1997 between Integon Corporation and General Motors Acceptance Corporation.

         99.1 Amendment to Rights Agreement, dated as of June 23, 1997, between Integon Corporation and First Chicago Trust Company of New York.







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                                                                               6






                               Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 1997

                        INTEGON CORPORATION


                        By:  /s/ John B. Yorke
                             --------------------------------------------
                             Name:  John B. Yorke
                             Title: Vice President and Corporate General Counsel








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                                                                               7



                                  EXHIBIT INDEX


Exhibit number
(Referenced to                                                Page Number in Rule 0-3(b)
Item 601 of                                                   sequential numbering system
Regulation S-K)               Description of Exhibit          where Exhibit can be found
---------------               ----------------------          --------------------------
      2                Agreement and Plan of Merger, dated as               8
                       of June 23, 1996, between Integon
                       Corporation and General Motors
                       Acceptance Corporation.

      99.1             Amendment to Rights Agreement, dated
                       as of June 23, 1997, between Integon
                       Corporation and First Chicago Trust
                       Company of New York.